UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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CHINOOK THERAPEUTICS, INC.

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Your Vote Counts! CHINOOK THERAPEUTICS INC 2021 Annual Meeting Vote by June 03, 2021 11 :59 PM ET
CHINOOK THERAPEUTICS INC 1600 FAIRVIEW AVE E SUITE #100 SEATILE,    WA 98102
You invested in CHINOOK THERAPEUTICS INC and it•s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 04, 2021. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. paper or email copy. Smartphone users Vote Virtually at the Meeting* Point your camera here and June 04, 2021 8:00AM PDT vote without entering a ~Inumber Virtually at: www.virtualshareholdermeeting.com/KDNY2021
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 0 For 01) Srinivas Akkaraju 02) Dolca Thomas 2. Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting OF firm for the fiscal year ending December 31, 2021. or 3. Advisory vote on the compensation of the Company’s named executive officers. 0 For 4. Non-binding vote on an annual advisory vote on the compensation of the Company’s named executive officers. 0 Year NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
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